1290 FUNDS® –

1290 MULTI-ALTERNATIVE STRATEGIES FUND – Class A, I and R Shares

SUPPLEMENT DATED APRIL 13, 2016 TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2016

This Supplement updates certain information contained in the Summary Prospectus dated March 1, 2016 of 1290 Multi-Alternative Strategies Fund (“Fund”) of 1290 Funds (“Trust”). You should read this Supplement in connection with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The legend on the first page of the Fund’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s current Prospectus and Statement of Additional Information (“SAI”), dated March 1, 2016, as supplemented on April 13, 2016 and as may be further amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com.

Effective immediately, the section of the Summary Prospectus entitled “Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following information:

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Multi-Alternative Strategies Fund	Class A Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Multi-Alternative Strategies Fund	Class A Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.50%
Other Expenses[2]	1.51%	1.47%	1.47%
Acquired Fund Fees and Expenses	0.75%	0.75%	0.75%
Total Annual Fund Operating Expenses	3.01%	2.72%	3.22%
Fee Waiver and/or Expense Reimbursement[3]	–1.36%	–1.32%	–1.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.65%	1.40%	1.90%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimates for the current fiscal year.
[3]	Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.40% for Class A shares, Class I shares and Class R Shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2017.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares	$709	$1,308
Class I Shares	$143	$719
Class R Shares	$193	$869

The table in the section of the Prospectus entitled “Who Manages the Portfolio – Investment Adviser: 1290 Asset Managers® — Portfolio Managers” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Ken T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	July 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	July 2015
Xavier Poutas, CFA®	Assistant Portfolio Manager of the Adviser	July 2015
Miao Hu, CFA	Assistant Portfolio Manager of the Adviser	April 2016